Exhibit 10.3

2025 Omnibus Equity Incentive Plan

AWARD AGREEMENT

NON-QUALIFIED STOCK OPTIONS

This Stock Option Award Agreement (this “Agreement”) is made and entered into as of _____, 20___ by and between Finward Bancorp, an Indiana corporation (the “Company”) and __________ (the “Participant”).

Grant Date:

Exercise Price:

Number of Option Shares:

Expiration Date:

1. Grant of Option.

(a) Grant; Type of Option. The Company hereby grants to the Participant an option (the “Option”) to purchase the total number of shares of Common Stock, without par value (“Shares”), of the Company equal to the number of Option Shares set forth above, at the Exercise Price set forth above. The Option is being granted pursuant to the terms of the Company’s 2025 Omnibus Equity Incentive Plan (the “Plan”). The Option is intended to be a Non-Qualified Stock Option, and not an Incentive Stock Option, within the meaning of Section 422 of the Internal Revenue Code.

(b) Consideration; Subject to Plan. The grant of the Option is made in consideration of the services to be rendered by the Participant to the Company and is subject to the terms and conditions of the Plan. Capitalized terms used but not defined herein will have the meaning ascribed to them in the Plan.

2. Exercise Period; Vesting.

(a) Vesting Schedule. The Option will become vested and exercisable as set forth in the Vesting Schedule attached hereto as Appendix A. The unvested portion of the Option will not be exercisable on or after the Participant’s termination of Continuous Service.

(b) Expiration. The Option will expire on the Expiration Date set forth above, or earlier as provided in this Agreement or the Plan.

3. Termination of Continuous Service.

(a) Termination for Reasons Other Than Cause, Death, Disability. If the Participant’s Continuous Service is terminated for any reason other than Cause, death, Disability, or Retirement, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service, or (ii) the Expiration Date.

(b) Termination for Cause. If the Participant’s Continuous Service is terminated for Cause, the Option (whether vested or unvested) shall immediately terminate and cease to be exercisable.

(c) Termination Due to Disability or Retirement. If the Participant’s Continuous Service terminates as a result of the Participant’s Disability or Retirement, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the Expiration Date.

(d) Termination Due to Death. If the Participant’s Continuous Service terminates as a result of the Participant’s death, the vested portion of the Option may be exercised by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by the person designated to exercise the Option upon the Participant’s death, but only within the time period ending on the Expiration Date.

(e) Extension of Termination Date. If following the Participant’s termination of Continuous Service for any reason the exercise of the Option is prohibited because the exercise of the Option would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the expiration of the Option shall be tolled until the date that is thirty (30) days after the end of the period during which the exercise of the Option would be in violation of such registration or other securities requirements.

4. Manner of Exercise.

(a) Election to Exercise. To exercise the Option, the Participant (or in the case of exercise after the Participant’s death or Disability, the Participant’s executor, administrator, heir, or legatee, as the case may be) must deliver to the Company a written notice of intent to exercise in the manner designated by the Committee, which shall set forth, inter alia: (i) the Participant’s election to exercise the Option; (ii) the number of Shares being purchased; (iii) any restrictions imposed on the Shares; and (iv) any representations, warranties, and agreements regarding the Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than the Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

(b) Payment of Exercise Price. The entire Exercise Price of the Option shall be payable in full at the time of exercise to the extent permitted by applicable statutes and regulations, either:

(i) in cash or by certified or bank check at the time the Option is exercised;

(ii) by delivery to the Company of other Shares owned by the Participant for at least six (6) months, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of Shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific Shares that have a Fair Market Value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of Shares equal to the difference between the number of Shares thereby purchased and the number of identified attestation Shares;

(iii) through a “cashless exercise program” established with a broker;

(iv) by reduction in the number of Shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Exercise Price at the time of exercise;

(v) by any combination of the foregoing methods; or

(vi) in any other form of legal consideration that may be acceptable to the Committee.

(c) Withholding. Prior to the issuance of Shares upon the exercise of the Option, the Participant must make arrangements satisfactory to the Company to pay or provide for any applicable federal, state, and local withholding obligations of the Company. The Participant may satisfy any federal, state, or local tax withholding obligation relating to the exercise of the Option by any of the following means:

(i) tendering a cash payment; or

(ii) authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant as a result of the exercise of the Option by a number equal to the quotient of (A) the total minimum amount of required tax withholding, divided by (B) the excess of the Fair Market Value of a Share on the exercise date over the Exercise Price per Share.

The Company has the right to withhold from any compensation paid to a Participant.

(d) Issuance of Shares. Provided that the exercise notice and payment are in form and substance satisfactory to the Company, the Company shall issue the Shares registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative, which shall be evidenced by stock certificates representing the Shares with the appropriate legends affixed thereto, appropriate entry on the books of the Company or of a duly authorized transfer agent, or other appropriate means as determined by the Company.

5. No Right to Continued Employment; No Rights as Shareholder. Neither the Plan nor this Agreement shall confer upon the Participant any right to be retained in any position, as an Employee, Consultant, or Director of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Participant’s Continuous Service at any time, with or without Cause. The Participant shall not have any rights as a shareholder with respect to any Shares subject to the Option prior to the date of exercise of the Option.

6. Transferability. The Option is not transferable by the Participant other than to a designated beneficiary upon the Participant’s death or by will or the laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant (except by the Participant’s personal representative, if any, in the case of the Participant’s Disability). No assignment or transfer of the Option, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary upon death by will or the laws of descent or distribution) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option will terminate and become of no further effect.

7. Change in Control.

(a) Acceleration of Vesting. In the event of a Change in Control, the surviving or successor entity (or its parent corporation) may continue, assume, or replace the Options outstanding as of the date of the Change in Control and such Options or replacements therefore shall remain outstanding and be governed by their respective terms. If and to the extent that the Options are continued, assumed, or replaced under the circumstances described in the preceding sentence in connection with a Change in Control, and if within two years after the Change in Control the Participant experiences an involuntary termination of Continuous Service for reason other than Cause, then all outstanding Options issued to the Participant under this Agreement that are not yet fully exercisable shall immediately become exercisable in full as of the effective date of the Participant’s termination of Continuous Service and shall remain exercisable in accordance with the terms of the Plan and this Agreement.

(b) Cash-Out. In the event of a Change in Control, the Committee may, in its discretion and upon at least ten (10) days’ advance notice to the Participant, terminate the Option, in whole or in part, as of the effective time of the Change in Control, in exchange for a payment to the Participant as provided in this Section 7(b), and the Committee, in its discretion, accelerate the vesting of any outstanding Option. Upon the termination of any Option pursuant to the preceding sentence, the Company shall pay to the Participant, in cash or Shares, as determined by the Committee in good faith, an amount equal to the excess of the amount by which the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Change in Control for the number of Shares subject to the Option or portion thereof being terminated exceeds the Exercise Price. In addition, in connection with a Change in Control, the Committee may, in its discretion, after giving the Participant an opportunity to exercise the Participant’s outstanding Option, terminate any or all unexercised Option at such time as the Committee deems appropriate. Notwithstanding the foregoing, if at the time of a Change in Control the Exercise Price of the Option equals or exceeds the price paid for a Share in connection with the Change in Control, the Committee may cancel the Option without the payment of consideration therefor.

8. Adjustments. The Shares subject to the Option may be adjusted or terminated in any manner as contemplated by Section 15 of the Plan.

9. Tax Liability and Withholding. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or exercise of the Option or the subsequent sale of any Shares acquired on exercise; and (b) does not commit to structure the Option to reduce or eliminate the Participant’s liability for Tax-Related Items.

10. Compliance with Law. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Shares may be listed. No Shares shall be issued pursuant to this Option unless and until any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Participant understands that the Company is under no obligation to register the Shares with the Securities and Exchange Commission, any state securities commission, or any stock exchange to effect such compliance.

11. Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

12. Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Indiana without regard to conflict of law principles.

13. Clawback. In accordance with Section 24(f) of the Plan, by accepting the Option, the Participant acknowledges that the Participant is fully bound by, and subject to all of the terms and conditions of, the Clawback Policy, and the Participant agrees to abide by the terms of the Clawback Policy. To the extent that the Board determines that all or a portion of the Option or the Shares issued on exercise of the Option must be cancelled, forfeited, repaid, or otherwise recovered by the Company, the Participant shall promptly take whatever action is necessary to effectuate such cancellation, forfeiture, repayment, or recovery. No recovery of all or a portion of the Option under the Clawback Policy will be an event giving rise to a right to terminate for “good reason” under any agreement with the Company (as such term may be defined under any such agreement). In the event of any conflicts between the terms of the Clawback Policy and the terms of the Plan or this Agreement, the terms of the Clawback Policy shall govern.

14. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company.

15. Options Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s shareholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

16. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators, and the person(s) to whom the Option may be transferred by will or the laws of descent or distribution.

17. Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

18. Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled, or terminated by the Company at any time, in its discretion, in accordance with the terms of the Plan. The grant of the Option in this Agreement does not create any contractual right or other right to receive any Options or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Company.

19. Amendment. The Committee has the right to amend, alter, suspend, discontinue, or cancel the Option, prospectively or retroactively; provided that, no such amendment shall adversely affect the Participant’s material rights under this Agreement without the Participant’s consent.

20. No Impact on Other Benefits. The value of the Participant’s Option is not part of the Participant’s normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance, or similar employee benefit.

21. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

22. Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all of the terms and conditions of the Plan and this Agreement. The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the underlying Shares and that the Participant should consult a tax advisor prior to such exercise or disposition.

IN WITNESS WHEREOF, the Company, by its officer thereunder duly authorized, and the Participant, have caused this Award Agreement to be executed as of the day and year first above written.

FINWARD BANCORP	PARTICIPANT

By:	By:
Signature	Signature

Printed	Printed

Title:	Job Title

Appendix A

VESTING SCHEDULE

Subject to the provisions of the Plan and the Agreement to which this Appendix A is attached, the Options shall vest and be exercisable by the Participant in accordance with the following schedule:

Date of Vesting/Conditions to Vesting	Percent Vested	Cumulative Vesting